AMENDMENT NO. 14
                                                       TO THE
                                                DECLARATION OF TRUST
                                                         OF
                                                 GOLDMAN SACHS TRUST



         This AMENDMENT NO. 14 dated the 26th day of April, 2000 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

                  WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

                  WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

                  WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

         The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 54 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Cash Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE
         International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio, Institutional Liquid Assets- Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid
         Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:            Goldman Sachs  Adjustable Rate Government Fund,
                           Goldman Sachs Global Income Fund,  Goldman Sachs
                           Government Income Fund,  Goldman  Sachs  Municipal
                           Income Fund,  Goldman  Sachs High Yield Fund,
                           Goldman  Sachs Short Duration  Government Fund,
                           Goldman Sachs Short Duration Tax-Free Fund, Goldman
                           Sachs Core Fixed Income Fund, Goldman Sachs High
                           Yield Municipal Fund,  Goldman Sachs Balanced Fund,
                           Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs
                           CORE Small Cap Equity Fund, Goldman Sachs CORE
                           International  Equity Fund, Goldman Sachs CORE
                           Large Cap Growth  Fund,  Goldman  Sachs Growth and
                           Income Fund,  Goldman  Sachs Mid Cap Value Fund,
                           Goldman Sachs Capital  Growth Fund,  Goldman Sachs
                           Small Cap Value Fund,  Goldman Sachs  International
                           Equity Fund, Goldman  Sachs  Emerging  Markets
                           Equity Fund,  Goldman  Sachs Asia Growth Fund,
                           Goldman Sachs Real Estate Securities Fund,  Goldman
                           Sachs  International  Small Cap Fund,  Goldman Sachs
                           Japanese Equity Fund, Goldman Sachs European Equity
                           Fund,  Goldman Sachs CORE Large Cap Value Fund,
                           Goldman Sachs Strategic  Growth Fund, Goldman Sachs
                           Growth  Opportunities  Fund,  Goldman Sachs Internet
                           Tollkeeper Fund, Goldman Sachs Large Cap Value Fund,
                           Goldman Sachs CORE Tax-Managed  Equity Fund,  Goldman
                           Sachs Research Select Fund, Goldman Sachs Growth
                           Strategy  Portfolio,  Goldman Sachs  Aggressive
                           Growth Strategy  Portfolio,  Goldman Sachs Balanced
                           Strategy Portfolio,  Goldman Sachs Growth and Income
                           Strategy Portfolio, Goldman Sachs Conservative
                           Strategy Portfolio.

Class B Shares             Goldman Sachs Global Income Fund,  Goldman Sachs
                           Government  Income Fund,  Goldman Sachs  Municipal
                           Income Fund,  Goldman Sachs High Yield Fund,  Goldman
                           Sachs Short  Duration  Government  Fund,  Goldman
                           Sachs Short Duration  Tax-Free  Fund,  Goldman Sachs
                           Core Fixed Income Fund,  Goldman Sachs High Yield
                           Municipal  Fund, Goldman Sachs Balanced Fund,
                           Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs
                           CORE Small Cap Equity Fund, Goldman  Sachs CORE
                           International  Equity Fund,  Goldman  Sachs CORE
                           Large Cap Growth Fund,  Goldman  Sachs Growth and
                           Income Fund,  Goldman Sachs Mid Cap Value Fund,
                           Goldman Sachs Capital Growth Fund, Goldman Sachs
                           Small Cap Value Fund, Goldman Sachs  International
                           Equity Fund, Goldman Sachs Emerging Markets Equity
                           Fund, Goldman Sachs Asia Growth Fund,  Goldman Sachs
                           International  Small Cap Fund, Goldman Sachs Japanese
                           Equity Fund,  Goldman  Sachs CORE Large Cap Value
                           Fund,  Goldman  Sachs Growth  Opportunities  Fund,
                           Goldman Sachs Strategic Growth Fund,  Goldman Sachs
                           Internet  Tollkeeper Fund, Goldman Sachs Large Cap
                           Value Fund, Goldman Sachs CORE Tax-Managed  Equity
                           Fund, Goldman Sachs Research Select Fund,
                           Institutional  Liquid Assets Prime Obligations
                           Portfolio,  Goldman Sachs Real Estate  Securities
                           Fund,  Goldman Sachs  European  Equity Fund,
                           Goldman Sachs Growth Strategy Portfolio,  Goldman
                           Sachs Aggressive Growth Strategy Portfolio,  Goldman
                           Sachs Balanced Strategy Portfolio,  Goldman Sachs
                           Growth and Income Strategy Portfolio, Goldman Sachs
                           Conservative Strategy Portfolio.

Class C Shares             Goldman Sachs Global Income Fund,  Goldman Sachs
                           Government  Income Fund,  Goldman Sachs  Municipal
                           Income Fund,  Goldman Sachs High Yield Fund,  Goldman
                           Sachs Short  Duration  Government  Fund,  Goldman
                           Sachs Short Duration  Tax-Free  Fund,  Goldman Sachs
                           Core Fixed Income Fund,  Goldman Sachs High Yield
                           Municipal  Fund, Goldman Sachs Balanced Fund,
                           Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs
                           CORE Small Cap Equity Fund, Goldman  Sachs CORE
                           International  Equity Fund,  Goldman  Sachs CORE
                           Large Cap Growth Fund,  Goldman  Sachs Growth and
                           Income Fund,  Goldman Sachs Mid Cap Value Fund,
                           Goldman Sachs Capital Growth Fund, Goldman Sachs
                           Small Cap Value Fund, Goldman Sachs  International
                           Equity Fund, Goldman Sachs Emerging Markets Equity
                           Fund, Goldman Sachs Asia Growth Fund,  Goldman Sachs
                           International  Small Cap Fund, Goldman Sachs Japanese
                           Equity Fund,  Institutional Liquid Assets Prime
                           Obligations  Portfolio,  Goldman Sachs Real Estate
                           Securities Fund, Goldman Sachs European Equity Fund,
                           Goldman Sachs CORE Large Cap Value Fund, Goldman
                           Sachs Strategic Growth Fund, Goldman Sachs Growth
                           Opportunities  Fund, Goldman Sachs Internet
                           Tollkeeper Fund, Goldman Sachs Large Cap Value Fund,
                           Goldman Sachs CORE  Tax-Managed  Equity Fund,
                           Goldman Sachs Research Select Fund,  Goldman
                           Sachs Growth Strategy Portfolio,  Goldman Sachs
                           Aggressive Growth Strategy Portfolio, Goldman Sachs
                           Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs
                           Conservative Strategy Portfolio.

Institutional Shares:      Goldman Sachs Adjustable Rate Government Fund,
                           Goldman Sachs Short Duration  Government Fund,
                           Goldman Sachs Short Duration  Tax-Free Fund,
                           Goldman Sachs Government  Income Fund,  Goldman Sachs
                           Municipal Income Fund, Goldman Sachs Core Fixed
                           Income Fund,  Goldman Sachs High Yield Municipal
                           Fund,  Goldman Sachs Global Income Fund,  Goldman
                           Sachs High Yield Fund, Goldman Sachs Enhanced Cash
                           Fund, Goldman Sachs Balanced Fund, Goldman Sachs
                           Small Cap Value Fund,  Goldman  Sachs Capital  Growth
                           Fund,  Goldman Sachs CORE Large Cap Growth Fund,
                           Goldman  Sachs  CORE U.S.  Equity  Fund,  Goldman
                           Sachs  CORE Small Cap  Equity  Fund,  Goldman  Sachs
                           CORE International  Equity Fund,  Goldman Sachs
                           Growth and Income Fund, Goldman Sachs Mid Cap Value
                           Fund, Goldman Sachs  International  Equity Fund,
                           Goldman Sachs Emerging  Markets  Equity Fund,
                           Goldman Sachs Asia Growth Fund,  Goldman Sachs
                           International  Small Cap Fund,  Goldman Sachs
                           Japanese Equity Fund, Goldman Sachs Real Estate
                           Securities  Fund,  Goldman  Sachs  European  Equity
                           Fund,  Goldman  Sachs CORE Large Cap Value Fund,
                           Goldman  Sachs Growth  Opportunities  Fund,  Goldman
                           Sachs  Strategic  Growth Fund,  Goldman Sachs
                           Internet Tollkeeper Fund,  Goldman Sachs Large Cap
                           Value Fund,  Goldman Sachs CORE Tax-Managed  Equity
                           Fund,  Goldman Sachs  Research  Select  Fund,
                           Goldman  Sachs  Enhanced  Cash Fund,  Goldman
                           Sachs-Financial  Square Prime Obligations Fund,
                           Goldman  Sachs-Financial  Square Government Fund,
                           Goldman  Sachs-Financial Square Treasury
                           Obligations Fund, Goldman  Sachs-Financial Square
                           Money Market Fund, Goldman  Sachs-Financial Square
                           Premium Money Market Fund,  Goldman  Sachs-Financial
                           Square  Municipal Money Market Fund,  Goldman
                           Sachs-Financial Square Tax-Free Money Market Fund,
                           Goldman  Sachs-Financial  Square Federal Fund,
                           Goldman  Sachs-Financial Square Treasury Instruments
                           Fund,  Institutional Liquid Assets-Prime  Obligations
                           Portfolio,  Institutional Liquid   Assets-Government
                           Portfolio,   Institutional  Liquid   Assets-Treasury
                           Obligations   Portfolio, Institutional  Liquid
                           Assets-Money  Market  Portfolio,   Institutional
                           Liquid  Assets-Federal   Portfolio, Institutional
                           Liquid  Assets-Treasury   Instruments  Portfolio,
                           Institutional  Liquid   Assets-Tax-Exempt Diversified
                           Portfolio,  Institutional  Liquid  Assets-Tax-Exempt
                           New York Portfolio,  Institutional Liquid
                           Assets-Tax-Exempt  California Portfolio,  Goldman
                           Sachs Growth Strategy Portfolio,  Goldman Sachs
                           Aggressive Growth  Strategy  Portfolio,  Goldman
                           Sachs  Balanced  Strategy  Portfolio,  Goldman Sachs
                           Growth and Income Strategy Portfolio, Goldman Sachs
                           Conservative Strategy Portfolio.

Service Shares:            Goldman Sachs Adjustable Rate Government Fund,
                           Goldman Sachs Short Duration  Government Fund,
                           Goldman Sachs Short Duration  Tax-Free Fund,  Goldman
                           Sachs Government  Income Fund,  Goldman Sachs
                           Municipal Income Fund, Goldman Sachs Core Fixed
                           Income Fund,  Goldman Sachs High Yield Municipal
                           Fund,  Goldman Sachs Global Income Fund,  Goldman
                           Sachs High Yield Fund,  Goldman  Sachs  Balanced
                           Fund,  Goldman Sachs Small Cap Value Fund, Goldman
                           Sachs Capital Growth Fund,  Goldman Sachs CORE U.S.
                           Equity Fund, Goldman Sachs CORE Large Cap Growth
                           Fund, Goldman Sachs CORE Small Cap Equity Fund,
                           Goldman Sachs CORE International  Equity Fund,
                           Goldman Sachs Growth and Income Fund, Goldman Sachs
                           Mid Cap Value Fund, Goldman Sachs  International
                           Equity Fund, Goldman Sachs Emerging Markets Equity
                           Fund,  Goldman Sachs Asia Growth Fund, Goldman Sachs
                           International  Small Cap Fund,  Goldman Sachs
                           Japanese Equity Fund, Goldman Sachs Real Estate
                           Securities Fund, Goldman Sachs European Equity Fund,
                           Goldman Sachs CORE Large Cap Value Fund,  Goldman
                           Sachs Strategic  Growth Fund,  Goldman Sachs
                           Growth  Opportunities  Fund,  Goldman Sachs Internet
                           Tollkeeper  Fund,  Goldman Sachs Large Cap Value
                           Fund, Goldman Sachs CORE  Tax-Managed  Equity Fund,
                           Goldman Sachs Research Select Fund,  Goldman
                           Sachs-Financial Square Prime Obligations Fund,
                           Goldman  Sachs-Financial  Square  Government Fund,
                           Goldman  Sachs-Financial Square Treasury Obligations
                           Fund, Goldman  Sachs-Financial Square Money Market
                           Fund, Goldman Sachs-Financial Square Tax-Free Money
                           Market Fund,  Goldman  Sachs-Financial  Square
                           Federal Fund,  Goldman  Sachs-Financial Square
                           Treasury Instruments Fund,  Institutional Liquid
                           Assets-Prime  Obligations  Portfolio,  Institutional
                           Liquid   Assets-Government   Portfolio,
                           Institutional  Liquid  Assets-  Treasury  Obliga
                           tions Portfolio, Institutional  Liquid  Assets-Money
                           Market  Portfolio,   Institutional  Liquid  Assets-
                           Federal   Portfolio, Institutional  Liquid  Assets-
                           Treasury   Instruments  Portfolio,   Institutional
                           Liquid   Assets-Tax-Exempt Diversified  Portfolio,
                           Institutional  Liquid  Assets-Tax-Exempt  New York
                           Portfolio,  Institutional Liquid Assets-Tax-Exempt
                           California Portfolio,  Goldman Sachs Growth Strategy
                           Portfolio,  Goldman Sachs Aggressive Growth  Strategy
                           Portfolio,  Goldman Sachs  Balanced  Strategy
                           Portfolio,  Goldman Sachs Growth and Income Strategy
                           Portfolio, Goldman Sachs Conservative Strategy
                           Portfolio.

Administration Shares:     Goldman  Sachs-Financial  Square Prime Obligations
                           Fund,  Goldman  Sachs-Financial  Square Government
                           Fund, Goldman  Sachs-Financial Square Treasury
                           Obligations Fund, Goldman Sachs-Financial Square
                           Money Market Fund, Goldman  Sachs-Financial  Square
                           Tax-Free Money Market Fund,  Goldman  Sachs-Financial
                           Square Federal Fund,Goldman  Sachs-Financial  Square
                           Treasury Instruments Fund,  Institutional  Liquid
                           Assets-Prime  Obligations Portfolio,   Institutional
                           Liquid   Assets-Government   Portfolio,
                           Institutional  Liquid  Assets-Treasury   Obligations
                           Portfolio,   Institutional   Liquid  Assets-Money
                           Market  Portfolio,   Institutional   Liquid
                           Assets-Federal Portfolio,  Institutional Liquid
                           Assets-Treasury Instruments Portfolio,  Institutional
                           Liquid Assets-Tax-Exempt  Diversified  Portfolio,
                           Institutional  Liquid  Assets-Tax- Exempt New York
                           Portfolio and Institutional Liquid Assets-Tax-Exempt
                           California Portfolio, Goldman Sachs Enhanced Cash
                           Fund.

Preferred
Administration             Shares:   Goldman    Sachs-Financial   Square   Prime
                           Obligations  Fund,  Goldman   Sachs-Financial  Square
                           Government  Fund,  Goldman   Sachs-Financial   Square
                           Treasury  Obligations Fund,  Goldman  Sachs-Financial
                           Square  Money Market  Fund,  Goldman  Sachs-Financial
                           Square   Tax-Free   Money   Market   Fund,    Goldman
                           Sachs-Financial   Square  Federal  Fund  and  Goldman
                           Sachs-Financial Square Treasury Instruments Fund.

Cash Management
Shares:                    Institutional  Liquid  Assets-Prime   Obligations
                           Portfolio,   Institutional  Liquid  Assets-Money
                           Market Portfolio,   Institutional  Liquid
                           Assets-Government  Portfolio,   Institutional  Liquid
                           Assets-Tax-Exempt Diversified Portfolio,
                           Institutional Liquid Assets-Tax-Exempt California Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio.



Select Shares: Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial
                           Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

                           All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

                           IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.


                                    -----------------------------------------
                                    Ashok N. Bakhru,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    David B. Ford,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    Douglas Grip,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    John P. McNulty,
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Mary P. McPherson
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Alan A. Shuch
                                    as Trustee and not individually,

                                    ----------------------------------------
                                    Jackson W. Smart, Jr.
                                    as Trustee and not individually,




                                    ----------------------------------------
                                    William H. Springer
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Richard P. Strubel
                                    as Trustee and not individually,